    As filed with the Securities and Exchange Commission on February 6, 1997
                                                 Registration No. 333-
-------------------------------------------------------------------------------
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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                ----------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                                ----------------------

                               BIOCIRCUITS CORPORATION
                (Exact name of registrant as specified in its charter)

                                ----------------------

                  DELAWARE                         94-3088884
          (State of Incorporation)      (I.R.S. Employer Identification No.)

                                ----------------------

                               1324 CHESAPEAKE TERRACE
                             SUNNYVALE, CALIFORNIA 94089
                                    (408) 745-1961
                       (Address of principal executive offices)

                                ----------------------

                             EMPLOYEE STOCK PURCHASE PLAN
                              (Full title of the plans)

                                  Donald B.Hawthorne
                Vice President, Chief Financial Officer, and Secretary
                               Biocircuits Corporation
                               1324 Chesapeake Terrace
                             Sunnyvale, California 94089
                                    (408) 745-1961
          (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ----------------------

                                      Copies to:
                              Deborah A. Marshall, Esq.
                                  Cooley Godward LLP
                                Five Palo Alto Square
                             Palo Alto, California 94306

                                ----------------------

                           CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                       PROPOSED MAXIMUM      PROPOSED MAXIMUM
TITLE OF SECURITIES    AMOUNT TO BE   OFFERING PRICE PER    AGGREGATE OFFERING      AMOUNT OF
 TO BE REGISTERED       REGISTERED         SHARE (1)             PRICE (1)        REGISTRATION FEE
--------------------------------------------------------------------------------------------------
 Stock Options and
 Common Stock (par        175,000          $2.438               $426,650            $129.29
    value $.001)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon the closing price of Registrant's Common Stock on February 3, 1997 as reported on the NASDAQ National Market System.
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                                                              Page 1 of _______
                                                  Exhibit Index at Page _______

                      INCORPORATION BY REFERENCE OF CONTENTS OF
                   REGISTRATION STATEMENT ON FORM S-8 NO. 33-48296


    The contents of Registration Statement on Form S-8 No. 33-48296 filed with the Securities and Exchange Commission on June 2, 1992 are incorporated by reference herein.


                                       EXHIBITS
EXHIBIT
NUMBER
-------
5             Opinion of Cooley Godward LLP

23.1          Consent of Ernst & Young LLP, Independent Auditors

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

24            Power of Attorney is contained on the signature pages.

                                      SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on February 6, 1997.

                          BIOCIRCUITS CORPORATION



                          /s/ Donald B. Hawthorne
                          ----------------------------------------------------
                          Donald B. Hawthorne
                          Vice President, Chief Financial Officer and Secretary





                            POWER OF ATTORNEY


    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints JOHN KAISER and DONALD B. HAWTHORNE, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.




                                3.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                     TITLE                               DATE


/s/ John Kaiser           President, Chief Executive          February 6, 1997
----------------------    Officer, Director
John Kaiser


/s/ Donald B. Hawthorne   Vice President, Chief Financial     February 6, 1997
----------------------    Officer, Secretary
Donald B. Hawthorne


/s/ Hans O. Ribi          Senior Vice President, Chief
----------------------    Scientific Officer, Director        February 6, 1997
Hans O. Ribi


/s/ Robert Curry
----------------------    Director                            February 6, 1997
Robert Curry


/s/ Patrick Latterell
----------------------    Director                            February 6, 1997
Patrick Latterell


/s/ David Rubinfein
----------------------    Director                            February 6, 1997
David Rubinfein




                                         4.

                                    EXHIBIT INDEX


EXHIBIT
NUMBER                   DESCRIPTION                  SEQUENTIAL PAGE NUMBER


 5            Opinion of Cooley Godward LLP

23.1          Consent of Ernst & Young LLP,
              Independent Auditors

23.2          Consent of Cooley Godward LLP is
              contained in Exhibit 5 to this
              Registration Statement

24            Power of Attorney is contained on the
              signature pages.


                                          5.